UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 25, 2008

Innovex, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-13143	41-1223933
(Commission File Number)	(I.R.S. Employer Identification No.)
3033 Campus Drive, Suite E180 Plymouth, MN	55441
(Address Of Principal Executive Offices)	(Zip Code)

(763) 383-4000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 2 and 4 through 8 are not applicable and therefore omitted.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 25, 2008, Innovex, Inc. (the "Company") received approval from The Nasdaq Stock Market, Inc. for the transfer of the listing of its common stock from The Nasdaq Global Market to The Nasdaq Capital Market. The Company’s common stock will be transferred to The Nasdaq Capital Market as of the open of business on March 27, 2008. Listing on The Nasdaq Capital Market does not affect the Company’s ticker symbol, which will remain "INVX."

On March 26, 2008, the Company issued a press release regarding the transfer of listing of its common stock to The Nasdaq Capital Market, which press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 26, 2008 issued by Innovex, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVEX, INC.

		By:	/s/ Douglas W. Keller
Douglas W. Keller
Vice President, Finance

Date:	March 26, 2008